UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2024

CORVEL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-19291	33-0282651
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5128 Apache Plume Road, Suite 400, Fort Worth, Texas	76109
(Address of principal executive offices)	(Zip code)

(817) 390-1416

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CRVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, on December 13, 2024, the board of directors (the “Board”) of CorVel Corporation (the “Company”) approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (“the Charter Amendment”) to (i) effect a three-for-one forward stock split (the “Stock Split”) of the Company’s common stock, par value $0.0001 (“Common Stock”); and (ii) proportionately increase the number of authorized shares of Common Stock from 120,000,000 shares to 360,000,000 shares (the “Authorized Share Increase”). The Charter Amendment was filed with the Secretary of State of the State of Delaware on December 23, 2024, and became effective on December 24, 2024.

Upon the effectiveness of the Charter Amendment, every one share of Common Stock outstanding or held in treasury on December 23, 2024, the record date for the Stock Split, was automatically split into three shares of Common Stock. The additional shares of Common Stock were distributed on December 24, 2024. Trading began on a post-Stock Split adjusted basis at market open on December 26, 2024.

As a result of the Stock Split, the number of shares of Common Stock reserved for issuance under the Company’s equity incentive plans (including the Restated Omnibus Incentive Plan, as amended and restated, the 1991 Employee Stock Purchase Plan, as amended and restated, and the award agreements issued thereunder) and the number of shares underlying outstanding equity awards increased proportionately, and proportionate adjustments were made to the exercise price of outstanding stock options, as applicable.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 8.01.	Other Events.

A copy of the press release announcing the effectiveness of the Charter Amendment is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation of CorVel Corporation

99.1	Press Release, dated December 24, 2024

104	Cover Page Interaction Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION

Dated: December 26, 2024	By:	/s/ Richard Schweppe
Name: Richard Schweppe
Its: Secretary